UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 15, 2010 (Date of earliest event reported)

ENERGIZER RESOURCES INC.
(Exact Name of Registrant as Specified in Its Charter)

Minnesota	000-51151	20-0803515
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

520 – 141 Adelaide St. W., Toronto, Ontario, Canada
(Address of principal executive offices)

(416) 364-4911
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 15, 2010, the Board of Directors (the “Board”) of Energizer Resources Inc. (the “Company”) approved and adopted an amendment and restatement of the Company’s Bylaws (the “Amended and Restated Bylaws”) to reflect the Company’s recent name change and the Board’s correction of the manner in which the number of directors of the Company shall be determined.

The above description of the Amended and Restated Bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws, which are filed as Exhibit 3.2 hereto and incorporated herein by reference. Also filed as Exhibit 3.1 hereto are Articles of Amendment to Articles of Incorporation of the Company, which the Company previously reported on a Form 8-K filed on December 21, 2009.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Articles of Amendment to Articles of Incorporation of the Company filed on December 16, 2009
3.2	Amended and Restated Bylaws of the Company, adopted July 15, 2010

SIGNATURES

Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 15, 2010	Energizer Resources Inc.

	By:	/s/ Richard E. Schler
Richard E. Schler
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Amendment to Articles of Incorporation of the Company filed on December 16, 2009
3.2	Amended and Restated Bylaws of the Company, adopted July 15, 2010